Exhibit 10.4

Management Consulting and Technology Service Instruction Letter

To : Khorgos Farmmi Enterprise Service Co., Ltd

Copy to : Hangzhou Nongyuan Network Technology Co., Ltd

Subject : Provide management consulting and technology service

According to the Exclusive Management Consulting and Technology Service Agreement made in September 2016 between our company and Hangzhou Nongyuan Network Technology Co., Ltd (“Nongyuan”), we now designate your company to provide Nongyuan with management consulting, technical support, intellectual property licensing and other relevant services as follows:

1.       Your company shall provide partial management consulting, technical support, intellectual property licensing and other relevant services as stated in the Exclusive Management Consulting and Technology Service Agreement, while our company can still provide relevant services in accordance with the Management Consulting and Technology Service Agreement.

2.       Within two months after each fiscal year, our company will set the service proportion on the basis of quantity and complexity of services provided by your company and our company to Nongyuan in the last fiscal year, inform Nongyuan of the set proportion and ask Nongyuan to pay corresponding service fee to your company and our company within three months after each fiscal year. Total service fee will be set according to the Exclusive Management Consulting and Technology Service Agreement.

3.       Unless otherwise informed by our company’s written notice, the validity of this instruction letter is twenty years.

4.       This instruction letter comes into effect from the date of sealing.

Hangzhou Suyuan Agricultural Technology Co., Ltd

October 20th, 2017

Receipt

To: Hangzhou Suyuan Agricultural Technology Co., Ltd,

This is Khorgos Farmmi Enterprise Service Co., Ltd. The Management Consulting and Technology Service Instruction Letter from your company has been received.

Khorgos Farmmi Enterprise Service Co., Ltd.

October 20th, 2017

Receipt

To: Hangzhou Suyuan Agricultural Technology Co., Ltd,

This is Hangzhou Nongyuan Network Technology Co., Ltd. The Management Consulting and Technology Service Instruction Letter from your company has been received.

Hangzhou Nongyuan Network Technology Co., Ltd.

October 20th, 2017